Mallinckrodt Strategic Acquisition Therakos, Inc. August 10, 2015 Exhibit 99.2

Forward-Looking Statements
Statements in this document that are not strictly historical, including statements regarding, the proposed acquisition of Therakos,
Inc., the expected timetable for completing the transaction, future financial condition and operating results, economic, business, competitive
and/or
regulatory
factors
affecting
Mallinckrodt’s
and
Therakos’
businesses
and
any
other
statements
regarding
events
or developments that we believe or anticipate will or may occur in the future, may be "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number
of
important
factors
that
could
cause
actual
events
to
differ
materially
from
those
suggested
or
indicated
by
such
forward-
looking
statements
and
you
should
not
place
undue
reliance
on
any
such
forward-looking
statements.
These
factors
include
risks
and uncertainties related to, among other things:
General
economic
conditions
and
conditions
affecting
the
industries
in
which
Mallinckrodt
and
Therakos
operate;
The
commercial
success
of
Mallinckrodt’s
products
and
of
Therakos’
photopheresis
platforms;
The
parties’
ability
to
satisfy
the
acquisition
agreement
conditions
(including
required
regulatory
approvals)
and
complete
the
Therakos
acquisition on the anticipated timeline or at all;
Mallinckrodt’s
ability
to
realize
anticipated
growth,
synergies
and
cost
savings
from
its
recently
completed
acquisitions
and
the
Therakos
acquisition;
Changes in laws and regulations;
Mallinckrodt’s ability to identify, acquire or close future acquisitions;
Mallinckrodt’s
ability
to
successfully
integrate
acquisitions
of
operations,
technology,
products
and
businesses
generally
and
to realize
anticipated
growth,
synergies
and
cost
savings
(including
with
respect
to
the
Therakos
acquisition);
Mallinckrodt’s ability to successfully develop or commercialize new products;
Mallinckrodt’s ability to protect intellectual property rights;
Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration;
Customer concentration;
8/10/15

Forward-Looking Statements (continued)
Mallinckrodt’s reliance on certain individual products that are material to its financial performance;
Cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations;
The reimbursement practices of a small number of public or private insurers;
Limited
clinical
trial
data
for
H.P.
Acthar
®
Gel;
Complex reporting and payment obligations under healthcare rebate programs;
Mallinckrodt’s ability to achieve anticipated benefits of price increases;
Mallinckrodt’s ability to achieve expected benefits from restructuring activities;
Complex manufacturing processes;
Competition;
Product liability losses and other litigation liability;
Ongoing governmental investigations;
Material health, safety and environmental liabilities;
Retention of key personnel;
Conducting business internationally; and
The effectiveness of information technology infrastructure.
These
and
other
factors
are
identified
and
described
in
more
detail
in
the
"Risk
Factors"
section
of
Mallinckrodt's
Annual
Report
on
Form 10-K for the fiscal year ended September 26, 2014 and Quarterly Reports on Form 10-Q for the quarters ended March 27,
2015
and
June
26,
2015.
The
forward-looking
statements
made
herein
speak
only
as
of
the
date
hereof
and
Mallinckrodt
does
not
assume
any
obligation
to
update
or
revise
any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
events
and
developments or otherwise, except as required by law.
8/10/15

3
Mallinckrodt to acquire Therakos, Inc. for $1.325B
Therakos
adds value to Mallinckrodt
Advances Mallinckrodt’s growth strategy
Increases depth in Specialty Brands; further diversifies Hospital portfolio
ECP
1,2
immunotherapy treatment used in cancer, transplant, GvHD
, Crohn’s disease, delivered in
hospital-based outpatient clinics
Durable,
high-value,
integrated
drug-device
system;
commercial
model
similar
to
INOMAX
®
800+ devices in 350+ hospitals, major medical centers in 25+ countries
Widely
reimbursed
globally;
under
DRG
4
in
US
Mallinckrodt adds value to Therakos
Leverages INOMAX model and footprint to
potentially expand accounts, broaden patient access
Provides clinical support to expand label and seeks
FDA approval for ECP applications used globally
Leverages Mallinckrodt’s ability to manage
complex products and businesses
1
ECP: Extra Corporeal Photopheresis
2
Therakos ECP system is approved by U.S. Food and Drug Administration (FDA) for cutaneous T-Cell lymphoma  (CTCL); broad ECP approval in Europe
3
GvHD: Graft v Host Disease
4
DRG: Diagnosis Related Group
8/10/15

Transaction highlights
Acquisition of Therakos
for approximately $1.325 billion
Acquisition of Therakos
for approximately $1.325 billion
Expected to be accretive by no less than $0.10 per share to
adjusted diluted fiscal 2016 earnings and increasingly accretive thereafter
With roughly 60% of revenue in U.S., we expect fiscal 2015 net sales of $185-$195 million, and anticipate high single-digit growth off that base going forward, driven primarily by the U.S.
Long term net sales potential >$500 million annually with gross profit as percent of sales above current company average
Significant synergies
Expected to be accretive by no less than $0.10 per share to
adjusted diluted fiscal 2016 earnings and increasingly accretive thereafter
With roughly 60% of revenue in U.S., we expect fiscal 2015 net sales of $185-$195 million, and anticipate high single-digit growth off that base going forward, driven primarily by the U.S.
Long term net sales potential >$500 million annually with gross profit as percent of sales above current company average
Significant synergies
Financing expected to include cash on hand and debt
Financing expected to include cash on hand and debt
Consideration
Consideration
Therakos
Financial
Impact
Therakos
Financial
Impact
Financing
Financing
Timing
Timing
Close expected late fiscal 2015, subject to customary conditions
Close expected late fiscal 2015, subject to customary conditions
1
Assumes close by end of fiscal 2015
8/10/15
1

Used
globally
in
T-cell
mediated
diseases
–
CTCL
1
,
GvHD,
solid
organ transplant, Crohn’s disease
ECP consists of three steps:
Exposed
to
UVA
light
UVADEX
(methoxsalen)
sterile solution used to
treat white blood cells
Blood separated;
red blood cells and
plasma returned
Instrument draws
blood from patient
Photoactivated
white blood
cells returned to the patient
1
Cutaneous T Cell Lymphoma (CTCL) is the only FDA-approved indication; all other U.S. uses are not promoted
2
Ultraviolet-A
8/10/15
Razor/Razor Blade Model
•
Average 25-40 treatments/year per patient
•
One vial of UVADEX
®
and
one sterile kit per treatment
•
Over 120,000 treatments globally in 2014
3
1
2
UVA
2

2014 Net Sales = $174 million
Global franchise driven by U.S. growth
ROW
Europe
North
America
35%
3%
62%
Source: Therakos materials and management estimates
8/10/15
Widely trusted treatment:
Broad global label
10+ years clinical experience
Broadly reimbursed:
U.S. DRG
Stable reimbursement ex-U.S.
Strong competitive position:
Large installed base
300+ patents, with 60 in U.S. Orange
Book
Financially attractive:
Capital efficient
Fully outsourced manufacturing and
distribution model

Low current penetration, large market potential
1
Current global treated patients includes promoted and not promoted indications
2
Eligible patients represent patients appropriate for CTCL, GvHD and Solid Organ Transplant
3
Therakos ECP is FDA-approved for the palliative treatment of the skin manifestations of CTCL, that is unresponsive to other forms of treatment
4
Illustration not to scale
Source: Therakos materials and management estimates
8/10/15
Total Global Eligible ECP
Patient Population
~23,000
~3,000
Treated
Eligible
ECP
Treated
(~400)
Refractory
Patients
(~2,400)
CTCL U.S. Patient Population
4
CTCL
Prevalence
(~20,000)
2
1
3

8
Significant label expansion opportunity supported
by 10+ years of safety data
U.S./
LatAm
EU/
AUS
U.S.
Canada
Japan
Phase 2
Indication(s)
Pivotal
Phase 1
Approved
Photopheresis
Administration
CTCL
Scleroderma
Chronic GvHD¹
Chronic GvHD
Other Indications
(e.g., Cystic Fibrosis,
Peripheral TCL)
Acute GvHD¹
¹Accelerated regulatory pathways
Preclinical
8/10/15

9
Mallinckrodt is the best owner of Therakos
Significant opportunity to maximize synergy
Accretive, profitable business
Growing revenue and cash flow
Mallinckrodt is experienced in managing complex businesses
Integrated drug-device with complex account management
Leverages INOMAX customer service center of excellence
Opportunity to leverage hospital channel to grow installed base, targeting rare diseases and conditions
Only FDA-approved closed ECP system
Highly durable asset with opportunity for near-term expansion
Large, established base, 800+ devices, 350+ hospitals, 25+ countries
Broad global reimbursement
1
FDA-approved for the palliative treatment of the skin manifestations of CTCL that is unresponsive to other forms of treatment.
8/10/15
Differentiated
product
expands
existing
franchises
Strong
strategic fit
Multiple levers
for financial
value creation

1

Specialty Brands

UVADEX

INOmax (nitric oxide) FOR INHALATION

H.P. Acthar GEL (repository corticotropin injection) 80 U/mL

OFIRMEV (acetaminophen) injection 1000 mg/100 mL (10 mg/mL)

Specialty Generics

METHYLPHENIDATE HYDROCHLORIDE EXTENDED-RELEASE TABLETS USP CII

Mallinckrodt Pharmaceuticals

Therakos continues Mallinckrodt’s development of a
diversified, durable, high-value portfolio
•
Expand system placement, kit/drug volume
•
Label expansion
•
Clinical, HEOR
data generation/dissemination
•
Select ANDA
and formulation
technology development
+ Value creating business development
+ Value creating business development
•
High single-digit revenue
growth
•
>$500 million net sales
annually over time
•
Maximize cash generation
Key Value Drivers
Performance Objective
•
Label expansion
•
Enhance patient penetration
•
Contracting, 24/7 customer intimacy
•
Mid-single digit revenue
growth
•
Clinical, HEOR data generation/dissemination
•
Patient penetration in on-label indications
•
Payer engagement at policy level
•
Mid-single to low-double
digit revenue growth
•
Expanded formulary access
•
Increased procedure penetration
•
Clinical, HEOR data generation/dissemination
•
>$500mm peak annual
revenue
8/10/15
¹HEOR: Healthcare Economic Outcomes Research
2
ANDA: Abbreviated New Drug Application
1
2